Impact of Covid-19	12 Months Ended
Jun. 30, 2020
Impact of Covid 19 [Abstract]
IMPACT OF COVID-19
22.	IMPACT OF COVID-19

The COVID-19 has, in the first half of 2020, had, and continues to have, a severe and negative impact on the Chinese and the global economy. Whether this will lead to a prolonged downturn in the economy is still unknown. The global spread of COVID-19 pandemic in major countries of the world have and may continue result in global economic distress, and the nature of and extent to which it may affect the Group’s results of operations will depend on future developments of the COVID-19 pandemic, which are highly uncertain and difficult to predict. The results of operations for the first half of 2020 have been adversely affected, and there may be potential continuing impacts on subsequent periods if the pandemic and the resulting disruption were to extend over a prolonged period.